                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 1, 1998



                        UNITED TECHNOLOGIES CORPORATION
             (exact name of registrant as specified in its charter)


                 Delaware                         06-0570975
          (State or other jurisdiction of         (I.R.S. Employer
          incorporation or organization)          Identification No.)


               United Technologies Building, One Financial Plaza
                          Hartford, Connecticut  06101
          (Address of principal executive offices, including Zip Code)

               Registrant's telephone number, including area code
                                 (860) 728-7000

                                      N/A

         (Former name or former address, if changed since last report)

Item 5. Other Events

        On December 1, 1998, United Technologies Corporation (the "Corporation") amended and restated its Bylaws ("Bylaws"). Section 1.7 (Voting) of the Bylaws has been amended to permit electronic transmission of proxies. Section 1.10 (Notice of Shareholder Business) and Section 1.11 (Notice of Shareholder Nominees) of the Bylaws have been replaced by a new Section 1.10 (Notice of Shareholder Business and Nominations) which amends the time periods in which shareholder notices are required to be given with respect to both shareholder proposals of business and nominations of directors and provides for related revisions. The former Section 1.12 (Consents to Corporate Action) has been renumbered as Section 1.11. The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws of the Corporation, which is filed as Exhibit 3(ii) hereto and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        The following is annexed as an Exhibit:

Exhibit
Number    Description

3(ii) Bylaws of United Technologies Corporation, as amended and restated effective December 1, 1998.



                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         UNITED TECHNOLOGIES CORPORATION
                         (Registrant)


Date:  December 1, 1998  By: /s/  William H. Trachsel
                                  William H. Trachsel
                                  Senior Vice President, General Counsel
                                  and Secretary

                               INDEX TO EXHIBITS


                Exhibit      Exhibit                       Page
                Number       Description

                3(ii)        Bylaws of United                1
                             Technologies Corporation, as
                             amended and restated
                             effective December 1, 1998


























                                     - 3 -